Distribution of Profits	12 Months Ended
Dec. 31, 2024
Distribution of Profits [Abstract]
Distribution of Profits

(19) Distribution of Profits

As stipulated by the relevant PRC laws and regulations applicable to China’s foreign investment enterprise, the Group’s subsidiaries and former VIEs in the PRC are required to maintain non-distributable reserves which include a statutory surplus reserve as of December 31, 2023 and 2024. Appropriations to the statutory surplus reserve are required to be made at not less than 10% of individual company’s net profit as reported in the PRC statutory financial statements of the Company’s subsidiaries and former VIEs. The appropriations to statutory surplus reserve are required until the balance reaches 50% of the registered capital of respective subsidiaries and former VIEs.

The statutory surplus reserve is used to offset future losses. These reserves represent appropriations of retained earnings determined according to PRC law and may not be distributed. The accumulated amounts contributed to the statutory reserves were RMB608,376 and RMB593,691 as of December 31, 2023 and 2024, respectively.

Under PRC laws and regulations, there are restrictions on the Company’s PRC subsidiaries and former VIEs with respect to transferring certain of their net assets to the Company either in the form of dividends, loans, or advances. Amounts of restricted net assets include paid in capital and statutory surplus reserve of the Company’s PRC subsidiaries and the net assets of the former VIEs in which the Company has no legal ownership, totaling RMB1,510,070 and RMB1,495,385 as of December 31, 2023 and 2024, respectively, which were not eligible to be distributed.